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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 30, 2004


                             ARGENT SECURITIES INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              Delaware                               333-112237                                  77-0599834
--------------------------------------        ------------------------                   ---------------------------
    (STATE OR OTHER JURISDICTION                    (COMMISSION                               (I.R.S. EMPLOYER
            OF FORMATION)                          FILE NUMBER)                             IDENTIFICATION NO.)

1100 Town & Country Road, Suite 1100                                                               92868
Orange, California
--------------------------------------                                                   ---------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE                                                               (ZIP CODE)
              OFFICES)
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Registrant's telephone number, including area code, is (714) 564-0660


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))


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


Item 8.01.        Other Events.
                  ------------

                  On or about September 9, 2004, the Registrant will cause the issuance and sale of Argent Securities Inc. Asset-Backed Pass-Through
         Certificates, Series 2004-W10 (the "Certificates") pursuant to a
         Pooling and Servicing Agreement to be dated as of September 1, 2004, between the Registrant as seller, Countrywide Home Loans Servicing LP as master servicer and Wells Fargo Bank, N.A., as trustee. In connection with the sale of the Certificates, the Registrant has been advised by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill
         Lynch"), that Merrill Lynch has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "ABS term sheets" or "computational materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the
         "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder,
         Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated September 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities
         Association) (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No.
         333-112237 which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Merrill
         Lynch. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Merrill Lynch at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



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


Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

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
                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                               99                    Computational Materials--Computational Materials (as
                                                                 defined in Item 5) that have been provided by Merrill
                                                                 Lynch to certain prospective purchasers of Argent
                                                                 Securities Inc., Asset-Backed Pass-Through
                                                                 Certificates, Series 2004-W10 (filed in paper
                                                                 pursuant to the automatic SEC exemption pursuant to
                                                                 Release 33-7427, August 7, 1997)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         ARGENT SECURITIES INC.


                                         By:      /s/ John P. Grazer
                                                  --------------------------
                                         Name:    John P. Grazer
                                         Title:   CFO

Dated: August 30, 2004

                                  EXHIBIT INDEX


                                          Item 601(a) of
                                          Regulation S-K
         Exhibit Number                    Exhibit No.                Description        Sequentially Numbered Page
         --------------                    -----------                -----------        --------------------------
                1                               99                  Computational             Filed Manually
                                                                    Materials



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